UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2025
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOARW	OTC Markets Group, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.03 Material Modification to Rights of Security Holders

The information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03

Item 5.01 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reverse Split

As previously disclosed, on October 3, 2024, the stockholders of Volato Group, Inc., a Delaware corporation (the “Company”), approved a proposal to grant the Company’s board of directors (the “Board”) the discretion to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Class A common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than 1-for-2 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of the Company’s Board without further approval or authorization of the Company’s stockholders.

On February 12, 2025, the Board unanimously approved a reverse stock split of the Company’s Common Stock, at a ratio of 1-for-25 (the “Reverse Stock Split”). The Company anticipates that the Reverse Stock Split will be effective at 12:01 a.m., Eastern Time, on February 24, 2025.

Split Adjustment; Treatment of Fractional Shares

 As a result of the Reverse Stock Split, on the effective date, each twenty-five (25) pre-split shares of Common Stock outstanding will automatically combine into one (1) new share of Common Stock without any action on the part of the holders, and the number of outstanding shares of Common Stock will be reduced from 46,096,315 shares to 1,843,853 shares (subject to rounding of fractional shares).

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-reverse stock split shares of the Company’s Common Stock not evenly divisible by 25, will, in lieu of a fractional share, be entitled the number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Also on the effective date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 25, and multiplying the exercise or conversion price thereof by 25, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share. Such proportional adjustments will also be made to the number of shares and restricted stock units issued and issuable under any equity compensation plan.

Stockholders who hold their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Immediately after the Reverse Stock Split is effected, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for any immaterial changes and adjustments that could result from rounding fractional shares into whole shares. The Reverse Stock Split will not alter the par value of the Common Stock or result in a change of the total number of authorized shares of Common Stock. Except for any stockholders who receive a whole share in lieu of a fractional share as a result of the Reverse Stock Split, the Reverse Stock Split will affect all stockholders uniformly.

Reason for the Reverse Stock Split

The Reverse Stock Split is being effected to ensure that the Company can meet the per share price requirements of the NYSE American LLC, the current listing exchange for the Company's Common Stock.

Trading Symbol; New CUSIP

After the Reverse Stock Split, the trading symbol for the Company’s Common Stock will continue to be “SOAR.” The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 74349W302.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Company and the Reverse Stock Split, including, but not limited to, statements regarding the Company’s ability to maintain compliance with listing rules or standards. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that the Reverse Stock Split may not have the effect of increasing the trading price of the Company’s Common Stock; the Company may not be able to maintain compliance with all continued listing requirements; and market and other conditions. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated by the Company’s subsequent reports and filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of the filing hereof, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

Item 8.01 Other Events

On November 4, 2024, the Company entered into a Settlement Agreement and Stipulation (the “Settlement Agreement”) with Sunpeak Holdings Corporation (“SHC”). Under that agreement SHC agreed to purchase certain outstanding payables between the Company and designated vendors of the Company totaling approximately $4.7 million (the "Claims”), and to thereafter exchange such Claims for a settlement amount payable in shares of Company common stock. Instead of certain of the Claims being resolved under the Settlement Agreement, the Company expects to satisfy a portion of one of the Claims that have not yet been satisfied directly with the vendors through cash payments with the applicable vendor. Of the original total aggregate amount of the Claims, the Company expects $1.2 million will be satisfied directly by the Company in lieu of being satisfied under the terms of the Settlement Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 14, 2025

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer